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                                    SELIGMAN



                                    SELIGMAN
                                   NEW JERSEY
                                   MUNICIPAL
                                   FUND, INC.

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                           Providing Income Free From
                               Regular Income Tax

                       SEPTEMBER 30, 1997 * ANNUAL REPORT



                        Seligman Financial Services, Inc.
                                 an affiliate of
                                [GRAPHIC OMITTED]
                             J. & W. Seligman & Co.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                    TECNJ2 9/97

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To the Shareholders

   Seligman New Jersey Municipal Fund posted strong results in its fiscal year ended September 30, 1997. Based on the net asset value of Class A shares, the Fund posted a 7.96% total return on a pre-tax basis for the year. This is equivalent to a taxable total return of 11.46%, assuming all dividends paid are adjusted for the maximum federal income tax rate of 39.6%. The steady growth of the economy, combined with benign levels of inflation, reduced yields in the municipal bond market beginning in May. Bond prices rose, improving your Fund's total return as the Fund continued to provide monthly income free from regular income tax. Additional information on the Fund's investment results begins on page 4.

   Long-term municipal bond yields fluctuated within a narrow range during the Fund's first quarter and into the early part of 1997. By March, yields began to rise in response to reports of strong economic growth and in anticipation of a Federal Reserve Board interest rate increase. After raising the federal funds rate to 5.50% from 5.25% on March 25, the Fed left rates unchanged. As economic growth continued without prompting a noticeable increase in inflation, the municipal bond market rallied from May to July, and then traded within a narrow range from August to September.

   The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal market, ended the Fund's fiscal year at 5.36% on September 30, 1997, significantly lower than its 12-month high of 5.88% on April 10, and only slightly higher than the July 31 low of 5.23%. The yield for the Bond Buyer 20-Bond General Obligation Index stood at 5.76% on September 30, 1996.

   While economic indicators have been mixed recently, the overall tone of the environment is good. Unemployment levels have remained historically low, consumer and producer prices have been fairly stable, consumer spending has been increasing at a reasonable rate, and orders for durable goods -- goods that have a lifespan of three or more years -- have been rising. This economic expansion has improved the financial well-being of municipalities and increased investor confidence in the municipal bond market.

   The next few months could be more challenging, given the recent volatility in the global equity markets and the business slowdown in Southeast Asia. Nevertheless, US economic reports remain positive overall. There are still a few areas where potential inflationary problems persist, particularly in the labor market. A significant increase in labor costs could prompt the Fed to become more restrictive and move interest rates up another notch, though this is a fading risk given recent international events. Nonetheless, the future prospects of both the municipal bond market and your Fund remain positive. Supply and demand levels in the municipal market should remain favorable regardless of the short-term impact of any Fed move.

   We thank you for your continued interest in Seligman New Jersey Municipal Fund, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager, the performance overview, portfolio holdings, and financial statements follow this letter.

By order of the Board of Directors,


/S/ William C. Morris
Chairman


/S/ Brian T. Zino
President

October 31, 1997

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Interview With Your Portfolio Manager, Thomas G. Moles

Q. What economic factors affected Seligman New Jersey Municipal Fund in the last 12 months?

A. A healthy economy and a stable rate of inflation would seem the best of all possible worlds. However, for much of the past year, the fixed-income markets were most heavily influenced by economic growth and whether or not inflation was an important risk factor. The longer the economic expansion endured, the more anxious some market participants became that rising inflation was just around the corner. The strong employment picture was of particular concern. While low unemployment resulted in scattered labor shortages, it did not translate into meaningfully higher wages. To date, wage pressures continue to be restrained, mainly due to productivity improvements and global competition. The market's reluctance to accept the premise that economic vigor and low inflation are not mutually exclusive has prevented long-term interest rates from falling to levels that would better reflect this remarkable economic environment.

Q. What market factors affected Seligman New Jersey Municipal Fund in the last 12 months?

A. Seligman New Jersey Municipal Fund began its 10th year on a positive note. During the past 12 months, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range. At September 30, 1997, yields were almost a half-point lower than at the beginning of the Fund's fiscal year. The declining interest rate environment led to rising prices for the majority of the Fund's holdings and favorable performance results.

      Investor demand for municipal securities generally kept pace with supply, contributing to the relative stability of the municipal bond market. While new issue volume has increased modestly over the

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A TEAM APPROACH
Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

YOUR PORTFOLIO MANAGER
Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman New Jersey Municipal Fund and the other Seligman municipal mutual funds that include 19 separate portfolios, and President and Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion,
Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles
(Portfolio Manager)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Interview With Your Portfolio Manager, Thomas G. Moles

    past several years, it
    has had a negligible impact on the total outstanding supply of municipal bonds due to a record number of bond calls and redemptions.
      Additionally, the extraordinary economic expansion, now in its seventh year, continued to improve credit trends for the nation's states, cities, and municipalities. Year-to-date, credit rating upgrades significantly outnumbered rating downgrades. Within the Fund, the overall credit quality of the portfolio improved as several of our holdings received upgraded ratings.

Q.  What was your investment strategy?

A. Consistent with our positive long-term interest rate outlook, new purchases were concentrated in longer maturity bonds. Generally, for a parallel decline in yields, long-term bonds appreciate more in price than shorter-term bonds. Long-term bonds also offer significantly higher yields than shorter-term bonds, allowing us to improve the Fund's yield. Further, given the market's short-term volatility, we sought to lessen the impact of temporary interest rate increases on the Fund's net asset value without sacrificing future upside potential. To do so, we elected to purchase mostly current coupon bonds (bonds with coupon rates at or near current market rates). Current coupon bonds are intrinsically less sensitive to changes in interest rates than lower coupon bonds of the same maturity.

      As the Fund matures, older, callable portfolio holdings are approaching their optional call dates, resulting in increased reinvestment risk. (Callable bonds are bonds that are redeemable on specified dates and at specified prices -- prior to maturity -- at the option of the issuer.) In general, an open-end fund's income distributions will, over time, move toward current market levels as a result of portfolio activity, shareholder transactions, and bond calls and redemptions. In the past year, we focused on improving the Fund's call protection by selling shorter-call bonds and replacing them with longer-call bonds, while attempting to minimize the impact on income distributions.

Q.  What is the outlook?

A. While fixed-income market participants remain cautious, economic fundamentals point to a continuation of steady, moderate growth with low inflation. We, therefore, remain optimistic regarding the long-term prospects of the Fund. Stable long-term interest rates, improving credit trends, and attractive real rates of return bode well for the performance of the municipal bond market going forward. We believe municipal bond funds will continue to play an important role in helping investors meet their investment goals. At Seligman, we have a straightforward approach to managing your municipal bond fund. We invest for the long term, building a diversified portfolio of quality bonds, and always work to provide our shareholders with competitive investment returns.

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Performance Overview and Portfolio Summary

   This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Municipal Fund Class A shares with and without the initial 4.75% maximum sales charge, since inception on February 16, 1988, through September 30, 1997, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performance of Seligman New Jersey Municipal Fund Class D shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics.

SELIGMAN NEW JERSEY MUNICIPAL FUND

    Seligman New Jersey Municipal Fund  Class A

                    With       Without
                    Sales      Sales
       DATE         Charge     Charge    Lehman Index
-----------------------------------------------------

       16-Feb-88      $9,520     $10,000  $10,000
       31-Mar-88       9,093       9,552    9,884
       30-Jun-88       9,402       9,876   10,075
       30-Sep-88       9,707      10,196   10,333
       31-Dec-88      10,013      10,518   10,524
       31-Mar-89      10,110      10,620   10,593
       30-Jun-89      10,747      11,289   11,220
       30-Sep-89      10,668      11,206   11,228
       31-Dec-89      11,070      11,628   11,659
       31-Mar-90      11,046      11,603   11,712
       30-Jun-90      11,315      11,886   11,986
       30-Sep-90      11,206      11,771   11,993
       31-Dec-90      11,820      12,416   12,510
       31-Mar-91      12,065      12,673   12,793
       30-Jun-91      12,316      12,937   13,065
       30-Sep-91      12,772      13,416   13,574
       31-Dec-91      13,125      13,787   14,030
       31-Mar-92      13,106      13,767   14,072
       30-Jun-92      13,691      14,381   14,606
       30-Sep-92      14,011      14,717   14,993
       31-Dec-92      14,304      15,026   15,266
       31-Mar-93      14,856      15,605   15,833
       30-Jun-93      15,438      16,216   16,350
       30-Sep-93      15,975      16,781   16,903
       31-Dec-93      16,074      16,885   17,140
       31-Mar-94      15,169      15,934   16,199
       30-Jun-94      15,258      16,027   16,379
       30-Sep-94      15,297      16,068   16,490
       31-Dec-94      15,085      15,846   16,252
       31-Mar-95      16,108      16,920   17,402
       30-Jun-95      16,426      17,254   17,821
       30-Sep-95      16,791      17,638   18,334
       31-Dec-95      17,433      18,312   19,090
       31-Mar-96      17,131      17,995   18,859
       30-Jun-96      17,307      18,180   19,004
       30-Sep-96      17,692      18,584   19,441
       31-Dec-96      18,026      18,935   19,937
       31-Mar-97      17,929      18,833   19,891
       30-Jun-97      18,501      19,434   20,577
       30-Sep-97      19,100      20,063   21,198


   The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on differences in sales charges and fees paid by shareholders.

   Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past per for mance is not indicative of future in vest ment results.

-------------------------------------------------------------------------------
Performance Overview and Portfolio Summary

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended September 30, 1997

                                                             AVERAGE ANNUAL
                                               -------------------------------------------
                                                                       CLASS A    CLASS D
                                                                        SINCE      SINCE
                                                 ONE        FIVE      INCEPTION  INCEPTION
                                 SIX MONTHS     YEAR        YEARS      2/16/88    2/1/94
                               --------------  ------      -------     -------   ---------
CLASS A*
With Sales Charge                   1.50%      2.82%       5.35%       6.95%       n/a
Without Sales Charge                6.53       7.96        6.39        7.50        n/a
CLASS D*
With 1% CDSL                        5.08       6.11         n/a         n/a        n/a
Without CDSL                        6.08       7.10         n/a         n/a       3.93%

LEHMAN INDEX**                      6.57       9.03        7.17        8.16+      5.64++


NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended September 30, 1997
             9/30/97        3/31/97       9/30/96                     DIVIDENDS 0    CAPITAL GAIN 0      SEC YIELD 00
            --------       --------      --------                    -------------  ----------------     ------------
CLASS A        $7.56         $7.27         $7.60           CLASS A       $0.360           $0.248             4.15%
CLASS D         7.64          7.35          7.68           CLASS D        0.311            0.248             3.61


HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++
Revenue Bonds                      81%                     Aaa/AAA                     58%
General Obligation Bonds           19                      Aa/AA                       18
                                                           A/A                         16
                                                           Baa/BBB                      8

WEIGHTED AVERAGE MATURITY  23.0 years

------------------
  * Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales load ("CDSL"), charged only on redemptions made within one year of the date of purchase.
    A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.
 ** The Lehman Index is an unmanaged index that does not include any fees or sales charges and does not reflect state-specific bond market performance. Investors cannot invest directly in an index.
  + From 2/29/88.
 ++ From 1/31/94.
  0 Represents per share amount paid or declared for the year ended September
    30, 1997.
 00 Current yield, representing the annualized yield for the 30-day period ended
    September 30, 1997, has been computed in accordance with SEC regulations and will vary.
 ++ Percentages based on market values of long-term holdings at September 30,
    1997.
   5

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Portfolio of Investments
September 30, 1997


   FACE                                                                                       RATINGS+         MARKET
  AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P       VALUE
----------                               -------------------                                 -----------    -----------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev.,
                  6-1/2% due 12/1/2012 .................................................       Aaa/AAA      $ 2,766,625
 1,000,000     Delran Sewerage Authority, NJ Subordinated Sewer Rev.,
                  7-1/2% due 3/1/2013 ..................................................       Aaa/AAA        1,045,180
 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .............................       Aaa/AAA        3,312,510
 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ........       Aaa/AAA        3,118,260
 1,000,000     New Jersey Building Authority State Building Rev., 7.20% due 6/15/2013...        Aa2/AA-       1,036,820
 1,500,000     New Jersey Building Authority State Building Rev., 5% due 6/15/2018 .....        Aa2/AA-       1,434,630
 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5-3/4% due 7/1/2016  ...........        Aa2/NR        2,077,180
 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* .......................       Aaa/AAA        3,043,170
 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* .......................          A1/A+       2,996,251
 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022 ...................       Aaa/AAA          971,400
 3,500,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey-American Water Co., Inc. Project), 5-1/2% due 6/1/2023* ..       Aaa/AAA        3,424,365
 2,500,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/2024 ..............................       Aaa/AAA        2,619,675
 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Chilton Memorial Hospital), 5% due 7/1/2013 .........................          A2/A          968,140
 2,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (St. Clare's Riverside Medical Center), 5-3/4% due 7/1/2014 ..........       Aaa/AAA        2,086,380
 2,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack  Medical Center), 6-5/8% due 7/1/2017 ....................       Aaa/AAA        2,172,760
 2,500,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 7% due 7/1/2022 ...................       Aaa/AAA        2,709,550
 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ................................        NR/BBB+       3,072,660
 1,500,000     New Jersey Health Care Facilities Financing Authority Rev. (AHS
                  Hospital Corporation), 5% due 7/1/2027 ...............................       Aaa/AAA        1,417,890

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.
6

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Portfolio of Investments
September 30, 1997

   FACE                                                                                       RATINGS+         MARKET
  AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P       VALUE
----------                               -------------------                                 -----------    -----------
  $890,000     New Jersey Housing & Mortgage Finance Agency (Home Mortgage
                  Purchase Rev.),  7-7/8% due 10/1/2016 .................................      Aaa/AAA      $   910,336
   220,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.65% due 10/1/2016 ...................................................      Aaa/AAA          229,764
 1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* .....................................................      Aaa/AAA        1,547,805
 1,000,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  5-3/8% due 4/1/2025* ..................................................      Aaa/AAA          968,620
   345,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.70% due 10/1/2029* ..................................................      Aaa/AAA          361,643
 3,000,000     New Jersey State GOs, 5-5/8% due 7/15/2015 ...............................       Aa1/AA+       3,143,490
   340,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2006 ....       Aa3/AA          353,647
   420,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2007 ....       Aa3/AA          436,859
   990,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007 ....      Aaa/AAA        1,031,352
    10,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007 ....      Aaa/AAA           10,409
 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5-3/4% due 6/15/2030 ..................................................        A1/AA-       3,082,830
 2,000,000     Puerto Rico Highway & Transportation Authority Highway Rev.,
                  5-1/2% due 7/1/2036 ...................................................       Baa1/A        2,006,800
 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ...............................      Aaa/AAA        2,570,775
 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6-1/8% due 7/15/2022* ................       Aa3/AA-       2,586,600
 1,750,000     South Jersey Port Corporation, NJ Marine Terminal Rev.,
                  6-7/8% due 1/1/2020 ...................................................         NR/A+       1,789,235
 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev.,
                  5.60% due 1/1/2023 ....................................................         NR/A+       1,250,400
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $59,517,876)-- 97.9% ......................................................      62,554,011

VARIABLE RATE DEMAND NOTES (Cost $400,000)-- 0.6% .....................................................         400,000

OTHER ASSETS LESS LIABILITIES-- 1.5% ..................................................................         924,721
                                                                                                            -----------
NET ASSETS-- 100.0% ...................................................................................     $63,878,732
                                                                                                            ===========

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.
7

-------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 1997

ASSETS:
Investments, at value:
   Long-term holdings (Cost $59,517,876).............................     $62,554,011
   Short-term holdings (Cost $400,000)...............................         400,000                               $62,954,011
                                                                           ----------
Cash                                                                                                                     94,477
Interest receivable..................................................................                                 1,061,220
Receivable for Capital Stock sold....................................................                                    39,698
Expenses prepaid to shareholder service agent........................................                                    10,585
Other................................................................................                                     1,973
                                                                                                                    -----------
Total Assets                                                                                                         64,161,964
                                                                                                                    -----------
LIABILITIES:
Dividends payable....................................................................                                   111,271
Payable for Capital Stock repurchased................................................                                    47,001
Accrued expenses, taxes, and other...................................................                                   124,960
                                                                                                                    -----------
Total Liabilities....................................................................                                   283,232
                                                                                                                    -----------
Net Assets...........................................................................                               $63,878,732
                                                                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized; 8,448,845 shares outstanding):
   Class A...........................................................................                               $     8,281
   Class D...........................................................................                                       168
Additional paid-in capital...........................................................                                60,205,198
Undistributed net realized gain......................................................                                   628,950
Net unrealized appreciation of investments...........................................                                 3,036,135
                                                                                                                    -----------
Net Assets                                                                                                          $63,878,732
                                                                                                                    ===========
NET ASSET VALUE PER SHARE:
Class A ($62,596,774 / 8,281,139 shares).............................................                                     $7.56
                                                                                                                          =====
Class D ($1,281,958 / 167,706 shares)................................................                                     $7.64
                                                                                                                          =====

------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1997

INVESTMENT INCOME:
Interest....................................................................................                        $3,891,278

EXPENSES:
Management fee................................................................    $  325,747
Distribution and service fees.................................................       157,912
Shareholder account services..................................................        93,645
Auditing and legal fees.......................................................        34,478
Custody and related services..................................................        23,899
Shareholder reports and communications........................................        18,530
Directors' fees and expenses..................................................        17,788
Registration..................................................................        14,064
Shareholders' meeting.........................................................         9,121
Miscellaneous.................................................................         5,493
                                                                                  ----------
Total Expenses..............................................................................                           700,677
                                                                                                                    ----------
Net Investment Income.......................................................................                         3,190,601

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments..............................................       640,851
Net change in unrealized appreciation of investments..........................     1,107,067
                                                                                  ----------
Net Gain on Investments.....................................................................                         1,747,918
                                                                                                                    ----------
Increase in Net Assets from Operations......................................................                        $4,938,519
                                                                                                                    ==========

------------------
See Notes to Financial Statements.
9

-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                 YEAR ENDED SEPTEMBER 30,
                                                                                                 --------------------------------
                                                                                                     1997                 1996
                                                                                                 -----------          -----------
OPERATIONS:
Net investment income...........................................................                 $ 3,190,601          $ 3,594,115
Net realized gain on investments ...............................................                     640,851            2,195,899
Net change in unrealized appreciation of investments ...........................                   1,107,067           (2,021,726)
                                                                                                 -----------          -----------
Increase in Net Assets from Operations..........................................                   4,938,519            3,768,288
                                                                                                 -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A......................................................................                  (3,147,677)          (3,541,660)
   Class D......................................................................                     (42,924)             (52,455)
Net realized gain on investments:
   Class A......................................................................                  (2,166,159)             (38,742)
   Class D......................................................................                     (33,218)                (665)
                                                                                                 -----------          -----------
Decrease in Net Assets from Distributions.......................................                  (5,389,978)          (3,633,522)
                                                                                                 -----------          -----------

                                                                      SHARES
                                                           -----------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------
CAPITAL SHARE TRANSACTIONS:                                   1997               1996
                                                           ----------         ----------
Net proceeds from sale of shares:
   Class A.............................................       945,721            402,194           7,009,688            3,064,342
   Class D.............................................        63,366             45,794             479,673              351,548
Shares issued in payment of dividends:
   Class A.............................................       243,739            265,124           1,811,306            2,018,408
   Class D.............................................         4,274              4,538              32,136               34,928
Exchanged from associated Funds:
   Class A.............................................       411,620            103,792           3,035,982              787,281
   Class D.............................................         2,882              7,301              22,069               56,910
Shares issued in payment of gain distributions:
   Class A.............................................       215,373              3,678           1,595,916               28,281
   Class D.............................................         3,939                 61              29,503                  471
                                                           ----------         ----------         -----------          -----------
Total..................................................     1,890,914            832,482          14,016,273            6,342,169
                                                           ----------         ----------         -----------          -----------
Cost of shares repurchased:
   Class A.............................................    (1,964,212)        (1,609,005)        (14,557,171)         (12,267,718)
   Class D.............................................       (54,046)           (52,478)           (408,164)            (400,063)
Exchanged into associated Funds:
   Class A.............................................      (290,897)          (136,194)         (2,146,414)          (1,033,975)
   Class D.............................................        (2,553)           (10,420)            (19,210)             (80,905)
                                                           ----------         ----------         -----------          -----------
Total..................................................    (2,311,708)        (1,808,097)        (17,130,959)         (13,782,661)
                                                           ----------         ----------         -----------          -----------
Decrease in Net Assets from Capital
Share Transactions ....................................      (420,794)          (975,615)         (3,114,686)          (7,440,492)
                                                           ----------         ----------         -----------          -----------
                                                           ----------         ----------
Decrease in Net Assets..................................................................          (3,566,145)          (7,305,726)

NET ASSETS:
Beginning of year.......................................................................          67,444,877           74,750,603
                                                                                                 -----------          -----------
End of Year.............................................................................         $63,878,732          $67,444,877
                                                                                                 ===========          ===========

------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations-- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1997, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997, amounted to $13,012,333 and $18,521,484, respectively.

-------------------------------------------------------------------------------
Notes to Financial Statements

  At September 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $3,110,005 and $73,870, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $11,430 from the sale of Class A shares, after commissions of $84,854 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1997, fees paid aggregated $147,532, or 0.23% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1997, fees paid amounted to $10,380, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1997, such charges amounted to $260.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1997, Seligman Services, Inc. received commissions of $2,451 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $9,787, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $93,157 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1997, of $41,230 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

-------------------------------------------------------------------------------

Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A
                                                                -------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------
                                                                1997        1996         1995        1994         1993
                                                                -----       -----        -----       -----        -----
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year .....................        $7.60       $7.59        $7.40       $8.24        $7.74
                                                                -----       -----        -----       -----        -----
Net investment income ..................................          .36         .39          .39         .41          .42
Net realized and unrealized  investment gain (loss).....          .21         .01          .29        (.74)         .61
                                                                -----       -----        -----       -----        -----
Increase (Decrease) from Investment Operations .........          .57         .40          .68        (.33)        1.03
Dividends paid or declared..............................         (.36)       (.39)        (.39)       (.41)        (.42)
Distributions from net gain realized....................         (.25)         --         (.10)       (.10)        (.11)
                                                                -----       -----        -----       -----        -----
Net Increase (Decrease) in Net Asset Value..............         (.04)        .01          .19        (.84)         .50
                                                                -----       -----        -----       -----        -----
Net Asset Value, End of Year ...........................        $7.56       $7.60        $7.59       $7.40        $8.24
                                                                =====       =====        =====       =====        =====

TOTAL RETURN BASED ON NET ASSET VALUE:                           7.96%       5.37%        9.77%      (4.25)%      14.02%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................         1.06%       1.02%        1.01%        .90%         .86%
Net investment income to average net assets ............         4.90%       5.06%        5.29%       5.24%        5.37%
Portfolio turnover......................................        20.22%      25.65%        4.66%      12.13%       15.90%
Net Assets, End of Year
(000s omitted)..........................................       $62,597     $66,293      $73,561     $73,942      $82,447
Without management fee waiver:**
   Net investment income per share .....................                                   $.39        $.40         $.40
   Ratios:
   Expenses to average net assets ......................                                  1.06%       1.07%        1.11%
   Net investment income to average net assets..........                                  5.24%       5.07%        5.12%

------------------
See footnotes on page 14.
13

-------------------------------------------------------------------------------
Financial Highlights

                                                                                  CLASS D
                                                                -------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,          2/1/94*
                                                                ------------------------------        TO
                                                                1997        1996         1995       9/30/94
                                                                ----        ----         ----       -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .....................      $7.68       $7.67        $7.48       $8.14
                                                                -----       -----        -----       -----
Net investment income ....................................        .31         .33          .33         .23
Net realized and unrealized investment gain (loss)........        .21         .01          .29        (.66)
                                                                -----       -----        -----       -----
Increase (Decrease) from Investment Operations ...........        .52         .34          .62        (.43)
Dividends paid or declared ...............................       (.31)       (.33)        (.33)       (.23)
Distributions from net gain realized .....................       (.25)        .--         (.10)         --
                                                                -----       -----        -----       -----
Net Increase (Decrease) in Net Asset Value ...............       (.04)        .01          .19        (.66)
                                                                -----       -----        -----       -----
Net Asset Value, End of Period............................      $7.64       $7.68        $7.67       $7.48
                                                                =====       =====        =====       =====
TOTAL RETURN BASED ON NET ASSET VALUE:                           7.10%       4.56%        8.79%      (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........................       1.83%       1.79%        1.89%       1.75%+
Net investment income to average net assets...............       4.13%       4.29%        4.45%       4.37%+
Portfolio turnover........................................      20.22%      25.65%        4.66%      12.13%++
Net Assets, End of Period
(000s omitted)............................................      $1,282      $1,152       $1,190        $986
Without management fee waiver:**
   Net investment income per share .......................                                 $.33        $.22
   Ratios:
   Expenses to average net assets.........................                                1.94%       1.87%+
   Net investment income to average net assets............                                4.40%       4.25%+

------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.
See Notes to Financial Statements.

-------------------------------------------------------------------------------
Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
New York, New York
October 31, 1997

-------------------------------------------------------------------------------
Board of Directors

Fred E. Brown
Director Emeritus
Director and Consultant, J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, J. & W. Seligman & Co.
   Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

-------------------------------------------------------------------------------
Executive Officers


William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 622-4597     24-Hour
                   Automated
                   Telephone Access Service

-------------------------------------------------------------------------------
Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be considered short-, mid-, or long-term capital gains and may be taxed at different rates.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will be based not on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
(NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.